THE ADVISORS’ INNER CIRCLE FUND

Westwood LargeCap Value Fund (the “Fund”)

Supplement dated August 13, 2020 to:

•	The Prospectuses for the Institutional and A Class Shares of the Fund dated March 1, 2020, and the C Class Shares of the Fund, dated March 31, 2020 (together, the “Statutory Prospectuses”);
•	The Summary Prospectuses for the Institutional and A Class Shares of the Fund dated March 1, 2020, and the C Class Shares of the Fund, dated March 31, 2020 (together, the “Summary Prospectuses,” and collectively with the Statutory Prospectuses, the “Prospectuses”);
•	The Statement of Additional Information for the Institutional and A Class Shares of the Fund dated March 1, 2020, and the Statement of Additional Information for the C Class Shares of the Fund, dated March 31, 2020 (together, the “SAIs”).

This supplement provides new and additional information beyond that contained in the

Fund’s Prospectuses and SAIs and should be read in conjunction with the Fund’s

Prospectuses and SAIs.

Effective August 31, 2020 (the “Effective Date”), Lauren Hill of Westwood Management Corp. will be appointed as Co-Portfolio Manager of the Fund, replacing Casey Flanagan, who will no longer serve as a portfolio manager of the Fund after the Effective Date. Ms. Hill, along with current Co-Portfolio Managers Scott D. Lawson, Matthew Lockridge, and William Sheehan, will be jointly and primarily responsible for the day to day management of the Fund. Accordingly, effective as of the Effective Date, the Fund’s Prospectuses and SAIs are hereby amended and supplemented as follows:

1.	All references to Mr. Flanagan contained in the Fund’s Prospectuses and SAIs are hereby deleted.

2.	In the “Portfolio Managers” section of the Summary Prospectuses, and the corresponding section of the Prospectuses, the following disclosure is hereby added:

Ms. Lauren Hill, CFA, Vice President, Research Analyst, has managed the Fund since 2020.

3.	In the “Portfolio Managers” section of the Prospectuses, the following paragraph is hereby added:

Ms. Lauren Hill, CFA, has served as Vice President and Research Analyst since joining the Adviser in 2015. She is also a member of the Consumer/ Health Care and Technology/ Industrials research groups. Prior to joining the Adviser, Ms. Hill spent 11 years working in equity research in New York. She served as a Generalist with Northern Border Investments and Cantillon Capital and as a Financials and Utilities Analyst with J.P. Morgan Asset Management. Prior to that, she worked as an Associate at Sanford Bernstein. Ms. Hill earned her MBA with Honors from Columbia Business School where she participated in the Value Investing Program. She earned her BBA in Finance and Accounting with Honors from Southern Methodist University. Ms. Hill is a member of the CFA Institute and the CFA Society of Dallas-Ft. Worth. She has served on the portfolio team for the Westwood LargeCap Value Fund since 2020. Ms. Hill participates in the investment decision process. She has authority to direct trading activity for the Fund and is also responsible for representing the Fund to investors. Ms. Hill has more than 17 years of investment experience.

4.	In the sections of the SAIs titled “The Portfolio Managers,” under the subsections titled “Fund Shares Owned by the Portfolio Managers” the following information is hereby added to the table:

Name	Dollar Range of Fund Shares Owned
Lauren Hill, CFA[2]	None

[2]	Valuation date is August 10, 2020.

5.	In the section of the SAIs titled “The Portfolio Managers,” the following information is added to the tables under the subsections titled “Other Accounts”:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Lauren Hill, CFA (information as of 6/30/20)	0	$0	0	$0	0	$0

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WHG-SK-078-0100